UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2026
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BillionToOne, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-42934	81-1082020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1035 O’Brien Drive
Menlo Park, CA 94025
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 460-2551

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	BLLN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 10, 2026, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 21, 2026.
Only stockholders of record as of the close of business on April 17, 2026, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 41,442,114 shares of the Company’s Class A common stock (“Class A Common Stock”) and 4,552,650 shares of the Company’s Class B common stock (“Class B Common Stock”) were outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, the holders of our Class A Common Stock had the right to one vote for each share of Class A Common Stock they held as of the record date and the holders of our Class B Common Stock had the right to 15 votes for each share of Class B Common Stock they held as of the record date. The holders of our Class A Common Stock and Class B Common Stock voted as a single class on all matters presented at the Annual Meeting.
The tabulation of the stockholders' votes on each proposal brought before the Annual Meeting is as follows:
Proposal 1: The election of two directors to serve as Class I directors until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Oguzhan Atay	76,387,783	348,276	562,085
Akshay Rai	76,297,791	438,268	562,085
Proposal 2: The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstentions
77,277,103	197	20,844
As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BillionToOne, Inc.

Date:	June 16, 2026	By:	/s/ Ross Taylor
		Name:	Ross Taylor
		Title:	Chief Financial Officer